SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event Reported):
                    January 16, 2002 (January 16, 2002)


                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                       39040                          13-4022871
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(State or other          (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                         19317
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(Address of principal executive offices)                        (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)




Item 5.  Other Events.

       On January 16, 2002, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.


Exhibit Number       Description

       99.1          Press release issued by Endo Pharmaceuticals Holdings Inc.
                     on January 16, 2002



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ENDO PHARMACEUTICALS HOLDINGS INC.
                                                (Registrant)


                                    By:  /s/ Carol A. Ammon
                                         --------------------------------
                                         Name:  Carol A. Ammon
                                         Title: President & Chief Executive
                                                Officer





Dated:  January 16, 2002



                             INDEX TO EXHIBITS

Exhibit No.        Description

       99.1        Press release issued by Endo Pharmaceuticals Holdings Inc.
                   on January 16, 2002